UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05984
The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)
Kleinwort Benson Investors International, Ltd.
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
(Address of principal executive offices) (Zip code)
BNY Mellon Investment Servicing (US) Inc.
One Boston Place, 34th Floor
Boston, MA 02108
(Name and address of agent for service)
Registrant’s telephone number, including area code: 508 871 8500
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The
NEW IRELAND
Fund
Annual Report
October 31, 2011

Cover photograph — University College Cork
Provided courtesy of Tourism Ireland

Letter to Shareholders
Dear Shareholder,
Introduction
     Although Ireland is still working its way through its problems, good progress has been made and, compared with other European countries such as Greece, Portugal etc., Ireland has been getting positive comments from the IMF, the European Commission, and others in relation to the actions it has been taking to bring its economy back on track. Progress has also been made in relation to the banking sector, which was a major cause of the Country’s problems. In particular, the Government’s holding in Bank of Ireland has been reduced due to the investments by U.S. and Canadian private equity firms and this is seen as a further positive indication that things are beginning to improve, although liquidity of the banks does remain a problem. Despite all of this, as detailed below, the economy is expected to grow in the current year.
     While unemployment continues to be on the high side, exports remain strong and are expected to show further growth in 2012 and, with imports growing at a slower pace, the net trade surplus should remain positive, which would be a major factor in getting the Country back on track

     As shown below, the Fund performed strongly for the fiscal year with its Net Asset Value (“NAV”) increasing by 10.7% as compared to the increase of 9.9% for the Fund’s benchmark index in U.S. dollar terms* (the ISEQ index is the full index for the final quarter but it excluded Bank of Ireland for the first 9 months of the fiscal year). In recent months, along with stock markets around the World, the ISEQ has been hurting and, as a result, the NAV showed a decrease of 5.6% in the last fiscal quarter as compared to a decrease of 5.7% in the ISEQ.
     As advised in our July press release, a new Investment Adviser, Kleinwort Benson Investors International Ltd. (“KBII”) was appointed to manage the Fund’s assets to replace Bank of Ireland Asset Management (U.S.) Limited (“BIAM”). This was necessitated due to Bank of Ireland being directed to exit the investment management business by the European Commission as part of its reorganization. KBII have been active in the Irish market since 1980 and with their investment expertise and solid record of managing Irish securities, their performance is expected to benefit the Fund, going forward. In July, Sean Hawkshaw, CEO of KBII was appointed as President and Director of the Fund and Noel O’Halloran, KBII’s CIO, took on the role of the Fund’s Portfolio Manager.
     In December, the Board declared an annual distribution of $0.02 per share, which is wholly attributable to income. This distribution will be paid by way of a cash dividend under date of December 30, 2011 to all shareholders of record on December 20, 2011.

*	All returns are quoted in U.S. Dollars unless otherwise stated

Performance
     The Fund’s NAV decreased by 5.6% in the final fiscal quarter of the year, which compares to a decrease of 5.7% in the ISEQ over the same period. For the fiscal year the NAV increased by 10.7% as compared to an increase in the benchmark index of 9.9%

     The final quarter was an extremely volatile quarter, dominated by news flow on the European debt crisis. On a monthly basis, the ISEQ returned -8% in August, -9% in September but bounced back sharply by 13% in October. The Irish market outperformed the Eurostoxx Index, which fell 12.8% over the three months to the end of October. For the fiscal year the ISEQ, with an increase of 4%, strongly outperformed the Eurostoxx index which fell by 12%. Currency movements were unfavorable for the Fund during the recent quarter, reversing some of the gains of the previous quarter. Consistent with concerns surrounding the future of the Eurozone, the euro weakened by close to 4% versus the U.S. dollar over the final quarter. Over the 12 months of the Fiscal year, the currency weakened by just under 1% versus the U.S. dollar.
     Over the final quarter, sectoral performance was more erratic. In general, Irish stocks with more of a growth profile outperformed cyclical names. For example, Paddy Power, Elan and Ryanair all rose by 18%, 9% and 7%, respectively, while more economically sensitive stocks such as Kingspan, Origin and Grafton fell by 6%, 11% and 4% respectively. The financial stocks remain under pressure. At a stock specific level, other noteworthy movers over the quarter were C&C, which fell by 17% and IFG Group, which reversed its gains of the previous quarter falling 36% as a takeover bid for the company failed.
     During fiscal 2011, we continued to implement the Share Repurchase Program and over the 12 months, the Fund repurchased and retired 280,053 shares at a cost of $2.2 million. These repurchases represent a reduction of 4.19% of the shares outstanding at October 31, 2010, and they positively impacted the Fund’s NAV by 4.5 cents per share.
Irish Economic Review
     In the first half of 2011, as per the latest available data, Irish GDP rose by 1.3% on a year—on-year basis, while the second quarter showed an equivalent growth rate of 2.3%, which was an encouraging outturn after the very poor macro environment of the previous two years. Exports rose by 1% in the second quarter, relative to the previous quarter, while imports declined 0.6% . This underlines the continued progress in improving Ireland’s competitiveness over the past couple of years.
     Consumer expenditure rose marginally during the second quarter, but remained well down, year-on-year, and fixed investment spending (capex etc.) was very strong, rising by 6.4%, which was particularly notable given that it followed a strong Q1 (+2.4%) .
     In October the Central Bank of Ireland (CBI) published its latest quarterly forecasts. The CBI now expects GDP to rise by 1.0% in 2011 (previously +0.8%) followed by growth of 1.8% in 2012 (formerly 2.1%) . The changes in the forecasts are broadly similar to those of other forecasters, i.e. revising up 2011 growth and revising down 2012 growth.
     The export sector is the driver behind the forecast growth and the CBI estimates that the export sector will grow by 5.3% in 2011 and by 5.2% in 2012. Domestic demand is predicted to fall by over 3% this year but a much smaller decline is anticipated in 2012. Gross fixed capital formation is expected to decline by 9.2% in 2011 and by 0.5% in 2012.
     Worries about the labor market and the government debt situation weigh on the Irish consumer, and retail sales have been poor, down 2% for the first nine months of the year compared with the same period in 2010. Consumer confidence has been steady (at a fairly low level) for some months, although it should be noted that one survey showed a huge surge in confidence in October. For now, this should probably be regarded as a “rogue” figure, which will need to be confirmed by a second monthly survey before it can be fully accepted.
     Business confidence fell very sharply about a year ago, when the EU/IMF package was required but then recovered until around the spring of this year when it fell again and has remained broadly stable since then.
     The “Live Register” measure of unemployment increased to 447,000 in October, roughly unchanged since July. Broadly speaking unemployment has been reasonably stable for the last year or so, with perhaps a very mild uptrend. Certainly the pace of increase is dramatically slower than it was in 2009 and 2010. In percentage terms, the unemployment rate now stands at 14.4%, down from a peak of 14.8% in November 2010.
     The headline rate of inflation rose fractionally during the period under review, from 2.7% in July to 2.87% in October. The Harmonized Index of Consumer Prices (“HICP”) — (the common measure of inflation used by all EU countries) — showed a much lower rate, of just 1.5% in October, although this was up from 1% in July.
     Demand for credit from businesses and households continue to remain depressed, but show modest signs of improvement. The annual rate of change in loans to households was 4% lower in September 2011, somewhat better than the rate observed at the beginning of the year (-5.3%) . Lending for house purchases was 2.5% lower, on an annualized basis, in September, whereas lending to the non-financial corporate sector declined by 1.4% over the same period, a less steep rate of decline than earlier in the year. As the Irish economy is growing at only a very moderate pace, and financial institutions continue to shrink their balance sheets, private sector credit growth is likely to continue to be weak in the near term.
     The budgetary outturn so far this year has been broadly in line with forecasts. Tax revenues have grown by 8%, year-on-year, although this is somewhat distorted by a classification change, while government expenditure has run at a slightly slower pace than forecast. The government won a significant concession at EU level, which will result in an annual budgetary saving of about one billion euros, arising from lower interest rates being paid on the EU/IMF bailout funds. At this point of the year, it looks as though Ireland will meet the budgetary targets set out in the EU/IMF agreement, and the focus is now shifting to the scale of budgetary adjustment needed for 2012.
Equity Market Review
     During the fourth quarter, World stock markets posted negative returns, in local currency terms. Over the 12 months with the general exception of core Euro zone countries, markets delivered positive returns in local currencies.

	Quarter Ended		12 Months Ended
	October 31, 2011		October 31, 2011
	Local		Local
	Currency	U.S. $	Currency	U.S. $
Irish Equities (ISEQ)	-2.8%	-5.7%	+3.6%	+4.0%

US equities (S&P500)	-2.5%	-2.5%	+8.1%	+8.1%
US Equities (NASDAQ)	-2.4%	-2.4%	+8.1%	+8.1%
UK Equities (FTSE 100)	-3.7%	-5.4%	+1.0%	+2.0%
Japanese Equities(Topix)	-8.3%	-9.2%	-3.5%	-0.3%

Dow Jones Eurostoxx 50	-10.2%	-12.8%	-12.2%	-11.9%
German Equities (DAX)	-14.2%	-16.7%	-7.0%	-6.6%
French Equities (CAC 40)	-11.3%	-13.9%	-11.8%	-11.4%
Dutch Equities (AEX)	-6.0%	-8.8%	-5.7%	-5.4%
Note-Indices are total return
Major stock moves over the Quarter (in Euro terms)

Positive
Paddy Power PLC	+ 18%
Unilever NV-CVA	+ 10%
Elan Corp. PLC	+ 9%
Ryanair Holdings PLC	+ 7%
DCC PLC	+ 6%

Negative
IFG Group PLC	-36%
ICON PLC	-33%
Continental Farmers Group	-21%
C&C Group PLC	-17%
Schneider Electric SA	-16%
Major stock moves over the Fiscal Year (in Euro terms)

Positive
Elan Corp. PLC	+ 110%
TVC Holdings PLC	+ 48%
Glanbia PLC	+ 39%
Paddy Power PLC	+ 38%
Dragon Oil PLC	+ 27%

Negative
Aer Lingus Group PLC	-37%
ICON PLC	-24%
Ryanair Holdings PLC	-17%
IFG Group PLC	-16%

     Highlighted below are comments on some of the contributors to performance during the most recent quarter:

     Paddy Power PLC : Paddy Power saw a continuation in positive earnings, as well as benefiting from its defensive status during a period of heightened uncertainty. The company has seen increasing market share gains in its online strategy particularly in the UK and Australian markets.
     Ryanair Holdings PLC: Ryanair boasts a strong balance sheet and strong business model, and tends to perform well on a relative basis when sentiment in markets deteriorates. The company further benefited from a 6% growth in traffic numbers during September.
     IFG Group PLC: Shares in IFG Group reversed its gains of the previous quarter falling 36% as a takeover bid for the company failed. Both IFG and the interested acquirer, Bregal, agreed to discontinue discussions due to the current dislocation in global markets.
     ICON PLC: ICON is a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. The company’s share price fell on the back of continued profit downgrades and weak guidance for the company. It continues to suffer margin pressure from increased competition from the larger pharmaceutical companies.
     C&C Group PLC: C&C Group reported interim results in October with a 5% decline in revenue. It also announced that CEO John Dunsmore is to step down at the end of the calendar year and will be replaced by CFO Stephen Glancey.
Current Outlook
     The Fund is actively managed with a stock picking perspective. It is believed that the Irish economy and the stock market are past their worst point and are also, in a relative sense, better positioned than other European markets. Twelve months after the EU/IMF bailout, it is believed that this is based on the following:
-	A new stable government with a strong majority

-	A banking system that has been heavily recapitalized

-	Lower borrowing costs

-	Fiscal and budgetary austerity

-	Increasingly being seen as a poster child for the rest of Europe to follow
     This newfound credibility is in its early days and has yet to manifest itself in terms of any meaningful foreign inflows to Irish equities but Irish equities themselves, in a relative sense, have been out-performers. From a micro perspective, Irish companies continue to be well managed and attractively valued.

     We continue to remain invested in names with strong management teams and balance sheets, where despite the uncertainty surrounding the markets in Europe in general, we see potential for capital gains.
Sincerely

Peter J. Hooper
Chairman
December 19, 2011

Investment Summary (unaudited)
Total Return (%)

	Market Value (a)		Net Asset Value (a)
		Average		Average
	Cumulative	Annual	Cumulative	Annual
One Year	17.91	17.91	10.69	10.69
Three Year	35.39	10.63	31.91	9.67
Five Year	-46.32	-11.70	-43.84	-10.90
Ten Year	75.06	5.76	61.30	4.90
Per Share Information and Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Net Asset Value ($)	11.04	16.29	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45
Income Dividends ($)	(0.03)	—	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	0.06
Capital Gains
Other Distributions ($)	(0.69)	—	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—
Total Net Asset Value Return (%) (a)	-11.44	47.55	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69
Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (“the Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 24.
Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2011
(Percentage of Net Assets)
Top 10 Holdings by Issuer as of October 31, 2011

Holding	Sector	% of Net Assets
CRH PLC	Construction and Building Materials	11.47%
Kerry Group PLC, Series A	Food and Beverages	9.89%
Ryanair Holdings PLC	Transportation	8.27%
DCC PLC	Business Services	6.04%
Dragon Oil PLC	Energy	5.02%
Elan Corp. PLC-Sponsored ADR	Health Care Services	4.75%
Kingspan Group PLC	Construction and Building Materials	4.50%
Aryzta AG	Food and Agriculture	4.42%
Paddy Power PLC	Leisure and Hotels	3.94%
Irish Continental Group PLC	Transportation	3.92%

The New Ireland Fund, Inc.
Portfolio Holdings

		Value (U.S.)
October 31, 2011	Shares	(Note A)
COMMON STOCKS (94.65%)
COMMON STOCKS OF IRISH COMPANIES (85.64%)

Agricultural Operations (4.20%)
Continental Farmer Group PLC*	765,697	$266,998
Origin Enterprises PLC	434,790	2,001,264

		2,268,262

Business Services (6.04%)
DCC PLC	116,820	3,266,136

Business Support Services (3.41%)
CPL Resources PLC	497,050	1,844,135

Construction and Building Materials (17.71%)
CRH PLC	339,786	6,201,407
Grafton Group PLC-UTS	240,238	938,233
Kingspan Group PLC	270,673	2,435,094

		9,574,734

Diversified Financial Services (4.57%)
FBD Holdings PLC	74,014	665,759
IFG Group PLC	624,801	976,047
TVC Holdings PLC*	815,973	830,825

		2,472,631

Energy (5.02%)
Dragon Oil PLC	296,983	2,714,042

Food and Agriculture (4.42%)
Aryzta AG	49,417	2,388,999

Food and Beverages (14.12%)
C&C Group PLC	269,779	1,102,521
Glanbia PLC	135,184	889,976
Kerry Group PLC, Series A	142,094	5,347,228
Total Produce PLC	552,258	292,709

		7,632,434

The New Ireland Fund, Inc.
Portfolio Holdings (continued)

		Value (U.S.)
October 31, 2011	Shares	(Note A)
COMMON STOCKS (continued)

Health Care Services (7.44%)
Elan Corp. PLC-Sponsored ADR*	214,066	$2,566,651
ICON PLC-Sponsored ADR*	25,173	422,906
United Drug PLC	328,602	1,030,791

		4,020,348

Leisure and Hotels (3.94%)
Paddy Power PLC	38,188	2,130,580

Mining (1.60%)
Kenmare Resources PLC*	1,296,015	867,685

Transportation (13.17%)
Aer Lingus Group PLC*	526,014	528,252
Irish Continental Group PLC	102,730	2,120,655
Ryanair Holdings PLC	937,342	4,472,622

		7,121,529

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $38,958,593)		46,301,515

COMMON STOCKS OF DUTCH COMPANIES (1.99%)

Food and Beverages (1.99%)
Unilever NV-CVA	30,921	1,076,919

TOTAL COMMON STOCKS OF DUTCH COMPANIES (Cost $953,214)		1,076,919

COMMON STOCKS OF GERMAN COMPANIES (3.20%)

Information Technology (3.20%)
SAP AG	28,400	1,728,084

TOTAL COMMON STOCKS OF GERMAN COMPANIES (Cost $1,690,141)		1,728,084

COMMON STOCKS OF FRENCH COMPANIES (3.82%)

Energy (1.95%)
Total SA	20,000	1,054,885

Industrials (1.87%)
Schneider Electric SA	17,000	1,011,298

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $2,559,869)		$2,066,183

The New Ireland Fund, Inc.
Portfolio Holdings (continued)

Value (U.S.)
October 31, 2011	(Note A)
COMMON STOCKS (continued)
TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $44,161,817)	$51,172,701

	Face
	Value
FOREIGN CURRENCY ON DEPOSIT (2.93%)
Euro	€1,137,420	1,586,471

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $1,612,401)**		1,586,471

TOTAL INVESTMENTS (97.58%) (Cost $45,774,218)		52,759,172
OTHER ASSETS AND LIABILITIES (2.42%)		1,306,525

NET ASSETS (100.00%)
		$54,065,697

*	Non-income producing security.

**	Foreign currency held on deposit at JPMorgan Chase & Co.

ADR —	American Depositary Receipt traded in U.S. dollars.

UTS —	Units

The New Ireland Fund, Inc.
Portfolio Holdings (continued)
October 31, 2011
The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2011 is as follows (See Note A — Security Valuation in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	10/31/11	Price	Input	Input
Investments in Securities †
Common Stocks*
Agricultural Operations	$2,268,262	$2,001,264	$266,998	$—
Business Services	3,266,136	3,266,136	—	—
Business Support Services	1,844,135	1,844,135	—	—
Construction and
Building Materials	9,574,734	9,574,734	—	—
Diversified Financial Services	2,472,631	1,641,806	830,825	—
Energy	3,768,927	3,768,927	—	—
Food and Agriculture	2,388,999	2,388,999	—	—
Food and Beverages	8,709,353	8,709,353	—	—
Health Care Services	4,020,348	4,020,348	—	—
Industrials	1,011,298	1,011,298	—	—
Information Technology	1,728,084	1,728,084	—	—
Leisure and Hotels	2,130,580	2,130,580	—	—
Mining	867,685	867,685	—	—
Transportation	7,121,529	7,121,529	—	—

Total Common Stocks	$51,172,701	$50,074,878	$1,097,823	$—

†	Total Investments exclude Foreign Currency on Deposit.

*	See Portfolio Holdings detail for country breakout.
The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

The New Ireland Fund, Inc.
Statement of Assets and Liabilities
October 31, 2011

ASSETS:
Investments at value (Cost $44,161,817)
See accompanying schedule	U.S.	$51,172,701
Cash		58,653
Foreign currency (Cost $1,612,401)		1,586,471
Dividends receivable		51,498
Receivable for investment securities sold		1,338,430
Prepaid expenses		33,240

Total Assets		54,240,993

LIABILITIES:
Accrued audit fees payable		40,300
Investment advisory fee payable (Note B)		28,497
Printing fees payable		26,067
Directors’ fees and expenses		27,896
Accrued legal fees payable		20,000
Custodian fees payable (Note B)		16,517
Administration fee payable (Note B)		8,334
Accrued expenses and other payables		7,685

Total Liabilities		175,296

NET ASSETS	U.S.	$54,065,697

AT OCTOBER 31, 2011 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 6,396,431 Shares	U.S.	$63,964
Additional Paid-in Capital		62,991,137
Undistributed Net Investment Income		115,616
Accumulated Net Realized Loss		(16,072,813)
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		6,967,793

TOTAL NET ASSETS	U.S.	$54,065,697

NET ASSET VALUE PER SHARE
(Applicable to 6,396,431 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $54,065,697 ÷ 6,396,431)	U.S.	$8.45

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Statement of Operations

			For the Year Ended
			October 31, 2011
INVESTMENT INCOME
Dividends		U.S.	$1,348,412
Less: foreign taxes withheld			(20,042)

TOTAL INVESTMENT INCOME			1,328,370

EXPENSES
Investment advisory fee (Note B)	$363,397
Directors’ fees and expenses	238,181
Legal fees	128,260
Administration fee (Note B)	100,001
Printing and mailing expenses	82,797
Compliance fees	65,467
Insurance premiums	54,560
Audit fees	40,300
Custodian fees (Note B)	30,386
Other	140,088

TOTAL EXPENSES			1,243,437

NET INVESTMENT INCOME		U.S.	$84,933

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (NOTE D)
Realized gain on:
Securities transactions	381,038
Foreign currency transactions	56,888

Net realized gain on investments and foreign currency during the year			437,926

Net change in unrealized appreciation/(depreciation) of:
Securities	4,746,146
Foreign currency and net other assets	(42,825)

Net unrealized appreciation of investments and foreign currency during the year			4,703,321

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			5,141,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S.	$5,226,180

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Statement of Changes in Net Assets

	Year Ended		Year Ended
	October 31, 2011		October 31, 2010
Net investment income	U.S.	$84,933	U.S.	$363,722
Net realized gain/(loss) on investments		437,926		(12,866,449)
Net unrealized appreciation of investments, foreign currency holdings and net other assets		4,703,321		8,776,154

Net increase/(decrease) in net assets resulting from operations		5,226,180		(3,726,573)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(400,589)		—

Total distributions		(400,589)		—

CAPITAL SHARE TRANSACTIONS:
Value of 280,053 and 367,300 shares repurchased, respectively (Note F)		(2,187,501)		(2,631,382)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		(2,187,501)		(2,631,382)

Total Increase/(decrease) in net assets		2,638,090		(6,357,955)

NET ASSETS
Beginning of year		51,427,607		57,785,562

End of year (Including undistributed net investment income of $115,616 and $374,384, respectively)	U.S.	$54,065,697	U.S.	$51,427,607

See Notes to Financial Statements.

The New Ireland Fund, Inc.
Financial Highlights (For a Fund share outstanding throughout each period)

	Year Ended October 31,
	2011			2010		2009		2008		2007

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$7.70		$8.20		$10.18		$30.95		$32.55

Net Investment lncome/(Loss)		0.01		0.05		(0.06)		0.34		0.35
Net Realized and Unrealized Gain/(Loss) on Investments		0.76		(0.61)		1.23		(15.77)		0.69

Net lncrease/(Decrease) in Net Assets Resulting from Investment Operations		0.77		(0.56)		1.17		(15.43)		1.04

Distributions to Shareholders from:
Net Investment Income		(0.06)		—		(0.33)		(0.36)		(0.24)
Net Realized Gains		—		—		(2.76)		(4.86)		(2.40

Total from Distributions		(0.06)		—		(3.09)		(5.22)		(2.64)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.04	†††††	0.06	††††	(0.06	) †††	(0.12	) ††	0.00 †

Net Asset Value, End of Year	U.S.	$8.45		$7.70		$8.20		$10.18		$30.95

Share Price, End of Year	U.S.	$7.61		$6.51		$7.09		$8.95		$28.96

Total NAV Investment Return (a)		10.69%		(6.10)%		26.91%		(58.62)%		2.88%

Total Market Investment Return (b)		17.91%		(8.18)%		25.06%		(61.20)%		2.17%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year(000’s)	U.S.	$54,066		$51,428		$57,786		$50,896		$145,765
Ratio of Net Investment lncome/(Loss) to Average Net Assets		0.15%		0.69%		(0.87)%		1 .67%		1.02%
Ratio of Operating Expenses to Average Net Assets		2.22%		2.02%		2.65%		1 .56%		1.31%
Portfolio Turnover Rate		23%		11%		16%		21%		13%

(a)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

†	Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

††	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

†††	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

††††	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.

†††††	Amount represents $0.04 per share impact for the shares repurchased by the Fund under the Share Repurchase Program.

The New Ireland Fund, Inc.
Notes to Financial Statements
     The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.
     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund’s assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.
A. Significant Accounting Policies:
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.
     Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principals (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
     The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation

The New Ireland Fund, Inc.
Notes to Financial Statements (continued)
is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
     The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of October 31, 2011 is included with the Fund’s Portfolio of Investments.
     At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.
     For tax purposes at October 31, 2011 and October 31, 2010, the Fund distributed $400,589 and $0, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2011 and October 31, 2010, $0 and $0, respectively, of long-term capital gains.
     Permanent differences between book and tax basis reporting for the year ended October 31, 2011 have been identified and appropriately reclassified to reflect an increase in undistributed net investment income of $56,888, and a decrease in accumulated net realized gain (loss) of $56,888. These adjustments were related to Section 988 gain (loss) reclasses and net operating losses. Net assets were not affected by this reclassification.
     U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.
     Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2011, 2010, 2009 and 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management reviewed the treatment of tax positions taken by the Fund, including but

The New Ireland Fund, Inc.
Notes to Financial Statements (continued)
not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund has satisfied such requirements.
     Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. (“FT-IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.
     Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2011.
     Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.
     Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     New Accounting Pronouncement: In May 2011, FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This update includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. This update will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, this update will require reporting entities to make disclosures about

The New Ireland Fund, Inc.
Notes to Financial Statements (continued)
amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact, if any, that the implementation of this update will have on the Fund’s financial statement disclosures.
B. Management Services:
     The Fund had entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Bank of Ireland Asset Management (U.S.) Limited (“Bank of Ireland Asset Management”), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland (“Bank of Ireland”). Under the Investment Advisory Agreement, the Fund paid a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provided investor services to existing and potential shareholders. This agreement was terminated on July 20, 2011.
     Effective July 21, 2011, the Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd (“KBII”). Effective July 21, 2011, under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders. For the period November 1, 2010 Through July 20, 2011, Bank of Ireland Asset Management (U.S.) Limited received advisory fees of $268,657 and for the period July 21, 2011 through October 31, 2011, KBII received advisory fees of $94,740. These advisory fees make up the investment advisory fee on the Statement of Operations.
     The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2011, the Fund incurred expenses of U.S. $100,001 in administration fees to BNY Mellon.
     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund’s assets. During the year ended October 31, 2011, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $30,386.
C. Purchases and Sales of Securities:
     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2011 excluding U.S. government and short-term investments, aggregated U.S. $12,755,112 and U.S. $16,703,898, respectively.
D. Components of Distributable Earnings:
     At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Capital	Undistributed	Undistributed
Loss	Ordinary	Long-Term	Net Unrealized
Carryforward	Income	Gains	Appreciation
$13,763,909	$115,616	$—	$4,658,889

The New Ireland Fund, Inc.
Notes to Financial Statements (continued)
     As of October 31, 2011, the Fund had a capital loss carryforward of $13,763,909, of which $886,798 and $12,877,111 will expire on October 31, 2017, and October 31, 2018, respectively.
     For federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.
     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2011 were as follows:

Gross
	Gross	Gross		Unrealized
	Unrealized	Unrealized	Net Unrealized	Depreciation	Net
Total Cost of	Appreciation	Depreciation	Appreciation	on Foreign	Unrealized
Investments	on Investments	on Investments	on Investments	Currency	Appreciation
$46,470,721	$11,425,474	$(6,723,494)	$4,701,980	$(43,091)	$4,658,889
     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities. The difference between book basis net unrealized appreciation and tax basis net unrealized depreciation is attributable to the tax deferral to losses on wash sales.
E. Common Stock:
     For the year ended October 31, 2011, and for the year ended October 31, 2010, the Fund issued no shares in connection with stock distribution.
F. Share Repurchase Program:
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
     For the year ended October 31, 2011, the Fund repurchased 280,053 (4.19% of the shares outstanding at October 31, 2010) of its shares for a total cost of $2,187,501, at an average discount of 11.86% of net asset value.
     For the year ended October 31, 2010, the Fund repurchased 367,300 (5.21% of the shares outstanding at October 31, 2009 year end) of its shares for a total cost of $2,631,382, at an average discount of 12.84% of net asset value.
G. Market Concentration:
     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund

The New Ireland Fund, Inc.
Notes to Financial Statements (continued)
is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.
H. Risk Factors:
     Investing in the Fund may involve certain risks including, but not limited to,those described below.
     The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.
     Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.
I. Subsequent Event:
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

The New Ireland Fund, Inc.
Report of Independent Registered Public Accounting Firm
To the Board of Director and Shareholders of The New Ireland Fund, Inc.
     We have audited the accompanying statements of assets and liabilities of The New Ireland Fund, Inc.(the “Fund”), including the portfolio holdings, as of October 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2011, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 15, 2011

Additional Information (unaudited)
Dividend Reinvestment and Cash Purchase Plan
     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.
     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.
     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)
     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.
     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.
     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Additional Information (unaudited) (continued)
Meeting of Shareholders
     On June 7, 2011 the Fund held its Annual Meeting of Shareholders. The following Director was elected by the following votes: Margaret Duffy 3,514,915 For, 779,155 Abstaining. David Dempsey, George Moore, Peter Hooper and Denis Kelleher continue to serve in their capacities as Directors of the Fund. The Annual Meeting of Shareholders was adjourned on June 7, 2011 and reconvened on July 21, 2011 at which time the shareholders approved the investment advisory agreement with KBII. The shares voted in relation to KBII’s appointment were as follows: 3,486,637 For, 1,059,798 Against and 98,987 Abstaining. Also, on July 21, 2011, Leona Nicholson resigned as President and Sean Hawkshaw was appointed to take her place as President and was also appointed as a Director of the Fund.
Fund’s Privacy Policy
     The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.
     The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:
•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.
     Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.
     The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.
Portfolio Information
     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Additional Information (unaudited) (continued)
Proxy Voting Information
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.
Certifications
     The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 1, 2011, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.
Tax Information
     For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2010 to October 31, 2011 may represent qualified dividend income.
     For the fiscal year ended October 31, 2011, the Fund had no designated long-term capital gains.
Advisory Agreement
     (In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc., the term “Adviser” refers to Kleinwort Benson Investors International Ltd. and the term “Administrator” refers to BNY Mellon).
     At a special meeting held on January 11, 2011, the Directors unanimously approved, subject to approval by the Fund’s shareholders, an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser. Shareholders of the Fund subsequently approved the Advisory Agreement at a meeting of shareholders held on July 21, 2011.
     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives. Prior to voting, the Directors reviewed the proposed Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. The Directors who were not “interested persons” of the Fund or the Adviser also discussed the proposed agreement in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to approval of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:
1.	the total compensation to be received, directly or indirectly by the Adviser, including cash compensation and benefits;

Additional Information (unaudited) (continued)
2.	the expenses incurred by the Adviser in performing services under the Advisory Agreement;

3.	the total cost to the Fund of using the Adviser’s services, taking into account any expenses of operating the Fund which the Adviser would not be obligated to pay;

4.	the Fund’s expense ratio (i.e., the ratio of total expenses of the Fund to its total assets);

5.	any special fees to be paid to the Adviser;

6.	the possible reduction in advisory fees to reflect economies of scale;

7.	the basis of the fee arrangement, including the breakdown of fees for investment and non-investment services;

8.	competitive prices for comparable services;

9.	competitive expense ratios;

10.	past performance and reliability of the Adviser;

11.	the Adviser’s services to more than one client and the terms of other advisory agreements to which it is a party; and

12.	the possible value of internalizing certain functions to be performed by the Adviser
     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services that would be performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.
Nature, extent and quality of services provided by the Adviser
     Under the proposed Advisory Agreement, the Adviser would be responsible for managing the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. Although the Fund retains the Administrator, the Adviser would also be providing the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Director and the Officers of the Fund who are employees of the Adviser, or retained as a consultant by them.
     The Directors considered the scope and quality of services anticipated to be provided by the Adviser under the Advisory Agreement and noted that the Adviser would be responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs would need to be routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the quality of the investment research capabilities that were described by the Adviser and the other resources it would dedicate to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Additional Information (unaudited) (continued)
Costs of services provided and profitability to the Adviser
     The Directors recognized that they would not be able to make any determinations regarding the profitability of the Advisory Agreement to the Adviser due to the fact that the Adviser had not yet begun to manage the Fund. The Directors would expect that the Adviser would be able to provide additional information regarding the profitability of the Advisory Agreement after the expiration of the initial two-year term.
Fall-Out benefits
     The Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.
     The Directors also noted that the Adviser would derive reputational and other benefits from its association with the Fund.
Investment results
     The Directors recognized that they were not able to compare the performance of the Adviser in managing the Fund, to the relative performance of other funds with similar investment objectives and to appropriate securities indices, as the Adviser had not yet commenced managing the Fund. The Directors would expect that the Adviser would be able to provide such information on a regular basis, once the Adviser would commence to provide investment management services to the Fund. The Directors did, however, consider the historical performance of the Adviser in managing other advisor clients that were similar to the Fund.
Advisory Fee
     The Directors also considered the management fees paid to the Adviser by its other advisory clients.
     The Directors also recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.
     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.
     After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services to be provided.
     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a

Additional Information (unaudited) (continued)
lesser extent than for more full-service fund managers. However, the Directors noted that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

Board of Directors/Officers (unaudited)

		Term of	Principal	Number of
	Position(s)	Office and	Occupation(s)	Portfolios in
	Held with	Length	and Other	Fund Complex
Name, Address,	The	of Time	Directorships During	Overseen by
and Age	Fund	Served*	Past Five years	Director

NON-INTERESTED DIRECTORS:

Peter J. Hooper, 71	Director and	Since 1990	President of Hooper Associates-	1
Westchester Financial	Chairman of	Current	Consultants (1994 to present);
Center, Suite 1000	the Board	term expires	Director, The Ireland United States
50 Main Street		in 2012.	Council for Commerce and Industry
White Plains, NY 10606			(1984 to present); Director, Flax Trust
— America (1988 to 2007).

David Dempsey, 62	Director	Since 2007	Managing Director, Bentley	1
360 Lexington Avenue		Current	Associates L.P., (1991 to present);
3rd Floor		term expires	Director and Vice President, 205-69
New York, NY 10017		in 2013.	Inc. (2000 to 2006).

Margaret Duffy, 68	Director	Since 2006	Retired Partner Arthur Andersen LLP	1
164 East 72 Street		Current	and currently a Financial Consultant,
Suite 7B		term expires	Director, The Dyson-Kissner-Moran
New York, NY 10021		in 2014.	Corporation (2000 to present).

Denis P. Kelleher, 72	Director	Since 1991	Chief Executive Officer, Wall Street	1
17 Battery Place		Current	Access-Financial Services (1981 to
New York, NY 10004		term expires	present); Director, Independence
		in 2013.	Community Bank (1992 to 2006);
Chairman and Member of the Board
of Trustees, St. John’s University
(1998 to 2007).

George G. Moore, 60	Director	Since 2004	Chairman/Chief Executive Officer,	1
8010 Towers Crescent		Current	TARGUSinfo (1993 to present);
Drive		term expires	Chairman, AMACAI Information
Vienna, VA 22182		in 2012.	Corp., a wholly-owned subsidiary of
TARGUSinfo, (2001 to 2007);
Chairman, Erne Heritage Holdings
(1990 to present).

*	Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

Board of Directors/Officers (unaudited)

		Term of	Principal	Number of
	Position(s)	Office and	Occupation(s)	Portfolios in
	Held with	Length	and Other	Fund Complex
Name, Address,	The	of Time	Directorships During	Overseen by
and Age	Fund	Served*	Past Five years	Director

INTERESTED DIRECTOR:

Sean Hawkshaw, 47**	Director and	Since 2011	Chief Executive Officer & Director,	1
Kleinwort Benson	President		Kleinwort Benson Investors
Investors			International Ltd (2002 to Present)
Joshua Dawson House			Director, Kleinwort Benson Investors
Dawson Street			Dublin Limited (1994 to Present);
Dublin 2			Director, Kleinwort Benson Fund
Ireland			Managers Limited (2002 to Present);
Director Kleinwort Benson Investors
Institutional Fund PLC (2004 to
Present); Director, Kleinwort
Benson/Lothbury Qualifying Investor
Fund Public Limited Company (2006
to Present); Director, Irish Auditing
and Accounting Supervisory Authority
(2005 to Present); Director KBC Asset
Management (U.K.) Ltd (2002 to
2010); Director KBC Life Fund
Management Ireland Ltd (2003 to
2009); Director Fusion Alternative
Investments PLC (2008 to Present);
Irish Association of Investment
Managers (2003 to present)

OFFICERS***:

Sean Hawkshaw	see description above

Lelia Long, 49	Treasurer	Since 2002	Consultant (2009 to present); Senior
BNY Mellon Center			Vice President & Director, Bank of
One Boston Place			Ireland Asset Management (U.S.)
201 Washington Street			Limited (1999 to 2008).
34th Floor
Boston, MA 02109

Salvatore Faia, 48	Chief	Since 2005	President, Vigilant Compliance
BNY Mellon Center	Compliance		Services, (2004 to present); Trustee,
One Boston Place	Officer		Energy Income Partnership, (2005 to
201 Washington Street			present).
34th Floor
Boston, MA 02109

Colleen Cummings, 40	Assistant	Since 2006	Vice President and Director, BNY
4400 Computer Drive	Treasurer		Mellon Investment Servicing (US) Inc.
Westborough, MA			(2004 to present).
01580

*	Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

**	Mr. Hawkshaw is deemed to be an “interested” Director because of his affiliation with the Investment Adviser.

***	Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

Board of Directors/Officers (unaudited)

		Term of	Principal	Number of
	Position(s)	Office and	Occupation(s)	Portfolios in
	Held with	Length	and Other	Fund Complex
Name, Address,	The	of Time	Directorships During	Overseen by
and Age	Fund	Served	Past Five years	Director

OFFICER***

Vincenzo A. Scarduzio, 39	Secretary	Since 2005	Vice President & Assistant Counsel,
301 Bellevue Parkway,			BNY Mellon Investment Servicing
2nd Floor			(US) Inc. (2010 to Present); Assistant
Wilmington, DE 19809			Vice President, BNY Mellon
Investment Servicing (US) Inc. (2006
to 2010); Senior Regulatory
Administrator, BNY Mellon
Investment Servicing (US) Inc. (2001
to 2006).

***	Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.
Directors and Officers

Peter J. Hooper	—	Chairman of the Board
Sean Hawkshaw	—	President and Director
David Dempsey	—	Director
Margaret Duffy	—	Director
Denis P. Kelleher	—	Director
George G. Moore	—	Director
Lelia Long	—	Treasurer
Colleen Cummings	—	Assistant Treasurer
Vincenzo Scarduzio	—	Secretary
Salvatore Faia	—	Chief Compliance Officer
Principal Investment Adviser
Kleinwort Benson Investors
International Ltd
One Rockefeller Plaza, 32nd
Floor New York, NY 10020
Administrator
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Custodian
JPMorgan Chase & Co.
North America Investment Services
3 Metro Tech — 7th Floor
Brooklyn, New York 11245
Shareholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103
Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o BNY Mellon Center
One Boston Place
201 Washington Street
34th Floor
Boston, Massachusetts 02109
Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)
Website address:
www.newirelandfund.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent.”
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $36,500 (2010) and $36,500 (2011).
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2010) and $0 (2011).

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 (2010) and $3,800 (2011).
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2010) and $0 (2011).
(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
THE NEW IRELAND FUND, INC.
Audit Committee Policy
on
Pre-Approval of Services Provided by the Independent Accountants
The Audit Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.
The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services
The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:
Annual Fund financial statement audits
SEC and regulatory filings and consents
Audit-related Services
The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:
Accounting consultations
Agreed upon procedure reports
Attestation reports
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.
Tax Services
The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and
Sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Accounting methods studies
Tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.
Other Non-audit Services
Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.
Proscribed Services
The Fund’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services

Management functions or human resources
Broker or dealer, investment adviser, or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval of Non-Audit Services Provided to KBII and KBII Affiliates
Certain non-audit services provided to Kleinwort Benson Investors International Limited (“KBII”) or any entity controlling, controlled by or under common control with KBII that provides ongoing services to the Fund (“KBII Affiliates”) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.
Although the Audit Committee will not pre-approve all services provided to KBII Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBII and KBII Affiliates.
December 10, 2003
Updated December 2011
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (2010) and $0 (2011).
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and David Dempsey.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

2.19 PROXY VOTING
Rule Ref: Advisers Act Rule 206(4)-6
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.
KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.
Proxy Voting Policy
     Client Votes Proxies
Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.
Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.
     KBII Ltd Votes Proxies
KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.
The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.
The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.
In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.
ISS will retain the following information in connection with each proxy vote:
1.	The issuer’s name;

2.	The security’s ticker symbol or CUSIP, as applicable;

3.	The shareholder meeting date;

4.	The number of shares that KBII Ltd voted;

5.	A brief identification of the matter voted on;

6.	Whether the matter was proposed by the issuer or a security-holder;

7.	Whether KBII Ltd cast a vote;

8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and

9.	Whether KBII Ltd cast its vote with or against management.
If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).
The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.
Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.
Procedures for Handling Conflicts of Interest
An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.
The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:
•	KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

•	KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

•	KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

•	KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

•	Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.
Role of the Proxy Voting Committee
The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:
o	Chief Investment Officer

o	Chief Compliance Officer

o	Asset Managers who have matters of relevance to be discussed.
The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.
The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.
Voting by the Proxy Voting Committee
The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:
(i)	Long-term economic impact on the subject company.

(ii)	Short-term economic impact on the subject company.

(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.

(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.

(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
Proxy Voting Committee Voting Principles
The Committee will vote proxies consistent with the following principles:
•	Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

•	If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.
Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.
At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.
Definitions by the Proxy Voting Committee
For the purpose of clarification the committee defined the following terms:
“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.
“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example
•	Uncontested Elections,

•	Approval of Auditors (unless specified),

•	Stock splits,

•	Reverse stock splits,

•	Dividends,

•	Share buybacks.
     “Non — Routine” or contested matters may include the following:
•	Contested elections,

•	Takeover proposals,

•	Management defence strategies,

•	Management compensation issues,

•	Shareholders rights,

•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.
Potential ISS Conflicts
The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.
The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.
If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.
Recordkeeping Procedures
A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:
1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:
•	Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

•	KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.
Proxy Solicitation Procedures
Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.
The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.
Disclosure
KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Mr. O’Halloran has worked with KBI Dublin Limited (“KBII” of “Advisor”) since July 1992, and was appointed as Chief Investment Officer in 2002. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research.

Noel O’Halloran is responsible for the management of the Registrant’s portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Noel O’Halloran was appointed as Portfolio Manager of the Registrant on July 21, 2011.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of October 31, 2011 Mr. O’Halloran managed one other registered investment company.

As of October 31, 2011 Mr. O’Halloran managed the following accounts:

			No. of Accounts	Total Assets in
	Total		where Advisory Fee	Accounts where
Type of	No. of Accounts		is Based on	Advisory Fee is Based
Accounts	Managed	Total Assets	Performance	on Performance
Registered Investment Companies:	2	$215.54m	0	0
Other Pooled Investment Vehicles:	5	$109.8m	0	0
Other Accounts:	4	$143.39m	1	$94.15m
Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

Generally, the above will be achieved by allocating on a simple pro-rata basis. The allocation of securities across Client accounts will be based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, Clients’ liquidity needs, and previous allocations. As a general practice, Registrant shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), Registrant may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.
(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members
The Registrant pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Registrant. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Registrant’s portfolio.

The bonuses paid to the portfolio manager are linked both to the quality of the individual’s stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.
Bonuses are based on the profitability of the Adviser and on individual achievement.
(a)(4)	Disclosure of Securities Ownership

As of October 31, 2011 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

Dollar ($) Range of
Name of Portfolio Manager or	Fund Shares
Team Member	Beneficially Owned
Noel O’Halloraon	$0
(b)	Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of Shares
	(a) Total Number	(b) Average	(or Units) Purchased as Part	(or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced Plans	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	or Programs	Programs
May 1 to May 31, 2011	57,229	8.3560	57,229	479,136
June 1 to June 30, 2011	20,827	8.3596	20,827	458,309
July 1 to July 31, 2011	0	0	0	458,309
August 1 to August 31, 2011	50,657	7.2834	50,657	407,652
September 1 to September 30, 2011	28,600	7.8238	28,600	379,052

				(d) Maximum Number (or
			(c) Total Number of Shares	Approximate Dollar Value) of Shares
	(a) Total Number	(b) Average	(or Units) Purchased as Part	(or Units) that May Yet Be
	of Shares (or	Price Paid per	of Publicly Announced Plans	Purchased Under the Plans or
Period	Units) Purchased	Share (or Unit)	or Programs	Programs
October 1 to October 31, 2011	0	0	0	379,052
Total	157,313	7.9180	157,313	379,052
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced : February 2000

b.	The dollar amount (or share or unit amount) approved : 10% of shares outstanding as of October 31, 2010

c.	The expiration date (if any) of each plan or program : None

d.	Each plan or program that has expired during the period covered by the table : None

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases : None
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)                      The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw Sean Hawkshaw, President
(principal executive officer)
Date 12/22/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw Sean Hawkshaw, President
(principal executive officer)
Date 12/22/11

By (Signature and Title)*	/s/ Lelia Long Lelia Long, Treasurer
(principal financial officer)
Date 12/22/11

*	Print the name and title of each signing officer under his or her signature.